Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Jarrod Yahes

Treasurer

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 277-7109

ir@exlservice.com

EXL REPORTS 2011 THIRD QUARTER RESULTS

Quarterly Revenues of $100.0 Million and Adjusted Operating Margin of 15.2%

Increasing Calendar Year 2011 Revenue Guidance

to the Upper End of the $354.0 Million to $358.0 Million Range

Increasing Adjusted Operating Margin Guidance to Between 14.5% and 15.0%

New York, NY – November 2, 2011 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the quarter ended September 30, 2011.

Rohit Kapoor, President and CEO, commented: “EXL’s third quarter results were marked by strong growth and profitability. Our intent is to stay ahead of the market by pursuing an engagement model that generates a positive business impact for our clients beyond the traditional measures of efficiency and productivity. For example, we recently won a new strategic client relationship with a leading insurance and retirement services provider to provide an end-to-end outsourced solution leveraging our LifePRO® platform. In providing both the technology platform and servicing, this engagement will substantially reduce operational and technology risk for our client, at an overall lower cost structure. Furthermore, our recent Trumbull Services acquisition brings us platform capabilities as well as proprietary technologies and methodologies in subrogation services. We believe the ability to consistently generate greater business impact for EXL’s clients will be a key determinant in our future success.”

Vishal Chhibbar, CFO, commented: “EXL experienced record quarterly revenues driven by volume growth across business lines and the inclusion of a recent acquisition in our financial results. Revenues were $100.0 million, an increase of 48.0% year-over-year, of which 15% was organic growth. Our outsourcing and transformation businesses experienced sequential volume growth, and we have further reduced our client concentration. We are increasing our calendar year 2011 revenue guidance to the upper end of the $354.0 million to $358.0 million range, in spite of a foreign exchange headwind that will negatively impact our revenues in the fourth quarter by approximately $3.0 million. We are also increasing our adjusted operating margin guidance from 13.5% to 14.0% to 14.5% to 15.0%, based on strong year-to-date profitability and prevailing exchange rates.”

Financial Highlights

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•

Revenues for the quarter ended September 30, 2011 were $100.0 million compared to $67.6 million for the quarter ended September 30, 2010 and $85.0 million for the quarter ended June 30, 2011. Outsourcing services revenues for the quarter ended September 30, 2011 were $83.2 million compared to $50.5 million in the quarter ended September 30, 2010 and $68.7 million in the quarter ended June 30, 2011. Transformation services revenues for the quarter ended September 30, 2011 were $16.9 million compared to $17.1 million in the quarter ended September 30, 2010 and $16.3 million in the quarter ended June 30, 2011.

•

Gross margin for the quarter ended September 30, 2011 was 38.3% compared to 40.0% for the quarter ended September 30, 2010 and 38.8% for the quarter ended June 30, 2011. Outsourcing services gross margin for the quarter ended September 30, 2011 was 38.7% compared to 41.3% for the quarter ended September 30, 2010 and 39.9% for the quarter ended June 30, 2011. Transformation services gross margin for the quarter ended September 30, 2011 was 35.9% compared to 35.9% for the quarter ended September 30, 2010 and 34.6% for the quarter ended June 30, 2011.

•

Operating margin for the quarter ended September 30, 2011 was 11.7% compared to 10.3% for the quarter ended September 30, 2010 and 11.1% for the quarter ended June 30, 2011. Adjusted operating margin, excluding the impact of stock-based compensation expense and amortization of intangibles, for the quarter ended September 30, 2011 was 15.2% compared to 14.5% for the quarter ended September 30, 2010 and 15.5% for the quarter ended June 30, 2011.

•

Net income for the quarter ended September 30, 2011 was $8.4 million compared to $7.8 million for the quarter ended September 30, 2010 and $8.5 million for the quarter ended June 30, 2011. Adjusted EBITDA for the quarter ended September 30, 2011 was $20.3 million compared to $13.3 million for the quarter ended September 30, 2010 and $17.4 million for the quarter ended June 30, 2011.

•

Diluted earnings per share for the quarter ended September 30, 2011 was $0.27 compared to $0.26 for the quarter ended September 30, 2010 and $0.27 for the quarter ended June 30, 2011. Adjusted diluted earnings per share for the quarter ended September 30, 2011 was $0.35 compared to $0.32 in the quarter ended September 30, 2010 and $0.35 for the quarter ended June 30, 2011.

Business Announcements

•

Signed a ten-year strategic client contract with a leading insurance and retirement services provider to provide end-to-end servicing and administration for a block of variable annuity policies. EXL will service the policies on a price per policy basis by leveraging its LifePRO® platform and establishing a delivery center in Richmond, Virginia.

•

Acquired Trumbull Services, LLC, a market leader in subrogation services for property and casualty insurers from The Hartford Financial Services Group, Inc. With this acquisition, EXL strengthens its leadership in the insurance industry with a highly skilled and experienced employee base, an advanced software platform and a capability for providing complex insurance subrogation outsourcing services.

•	Completed an underwritten public equity offering of 4,000,000 shares of common stock of which 3,000,000 shares were sold by certain stockholders and 1,000,000 shares were sold by EXL.

•	Repaid all outstanding borrowings under the revolving credit facility using internally generated cash and the net proceeds from the equity offering of approximately $21.6 million.

•	Expanded multiple outsourcing services relationships with the migration of 59 new processes, including 25 new processes in the recently formed Finance and Accounting Center of Excellence.

•

Experienced attrition in the third quarter of 30.0% for billable employees compared to 32.8% in the quarter ended September 30, 2010 and 32.9% in the quarter ended June 30, 2011. Headcount for the quarter ended September 30, 2011 was approximately 17,900.

2011 Outlook

The Company is increasing its guidance for calendar year 2011 at prevailing exchange rates:

•	Revenues at the upper end of the range of $354.0 million to $358.0 million.

•	Adjusted operating margin, excluding the impact of stock-based compensation expense and amortization of intangibles, of between 14.5% and 15.0%.

Conference Call

EXL will host a conference call at 8:00 a.m. (ET) on November 3, 2011 to discuss the company’s financial and operating performance. The conference call and event will be available live via the internet by accessing the investor relations section of EXL’s website at www.exlservice.com, where the accompanying presentation can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or 1-224-357-2191 and enter “99096795”. For those who cannot access the live broadcast, a replay will be available by dialing 1-855-859-2056 or 1-404-537-3406 and entering “99096795” from two hours after the end of the call until 11:59 p.m. (ET) on November 17, 2011. The replay will also be available on the EXL website www.exlservice.com.

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (NASDAQ: EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Fortune 1000 companies from global delivery centers in the insurance, utilities, banking and financial services, transportation and logistics, and travel sectors. EXL’s outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL’s capabilities in decision analytics, risk and financial management and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements by ExlService Holdings, Inc. (the “Company”). You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “ plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues	$100,026	$67,585	$257,961	$182,713
Cost of revenues (exclusive of depreciation and amortization)	61,755	40,584	157,971	109,516

Gross profit	38,271	27,001	99,990	73,197

Operating expenses:
General and administrative expenses	13,253	10,469	36,115	29,238
Selling and marketing expenses	6,915	5,331	18,894	14,080
Depreciation and amortization	6,443	4,218	16,405	11,148

Total operating expenses	26,611	20,018	71,414	54,466

Income from operations	11,660	6,983	28,576	18,731
Other income:
Foreign exchange gain	495	943	3,945	2,452
Interest and other income, net	374	262	1,344	994

Income before income taxes	12,529	8,188	33,865	22,177
Income tax provision	4,138	384	8,639	3,881

Net income	$8,391	$7,804	$25,226	$18,296

Earnings per share:
Basic	$0.28	$0.27	$0.84	$0.63
Diluted	$0.27	$0.26	$0.81	$0.60
Weighted-average number of shares used in computing earnings per share:
Basic	30,293,114	29,302,862	29,926,846	29,221,668
Diluted	31,586,936	30,385,308	31,131,513	30,248,648

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	September 30, 2011	December 31, 2010
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$72,876	$111,182
Short-term investments	9,647	3,084
Restricted cash	161	231
Accounts receivable, net of allowance for doubtful accounts of $131 at September 30, 2011 and $246 at December 31, 2010	58,235	44,186

Prepaid expenses	2,787	3,317
Deferred tax assets, net	5,211	1,721
Advance income tax, net	3,217	5,364
Other current assets	7,715	5,244

Total current assets	159,849	174,329

Fixed assets, net	41,003	34,733
Restricted cash	3,423	3,432
Deferred tax assets, net	15,666	14,333
Intangible assets, net	37,864	18,591
Goodwill	96,238	43,370
Other assets	19,539	16,895

Total assets	$373,582	$305,683

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,923	$4,860
Deferred revenue	7,284	5,108
Accrued employee cost	26,460	23,947
Accrued expenses and other current liabilities	28,790	16,560
Current portion of capital lease obligations	1,971	231

Total current liabilities	70,428	50,706

Capital lease obligations, less current portion	4,905	389
Non-current liabilities	9,528	6,042

Total liabilities	84,861	57,137

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 31,447,336 shares issued and 31,123,939 shares outstanding as of September 30, 2011 and 29,690,463 shares issued and 29,437,961 shares outstanding as of December 31, 2010	31	30
Additional paid-in-capital	170,401	136,173
Retained earnings	137,493	112,266
Accumulated other comprehensive (loss)/income	(16,533)	1,126

Total stockholders’ equity including shares held in treasury	291,392	249,595

Less: 323,397 shares as of September 30, 2011 and 252,502 shares as of December 31, 2010, held in treasury, at cost	(2,693)	(1,069)

ExlService Holdings, Inc. stockholders’ equity	288,699	248,526
Non-controlling interest	22	20

Total stockholders’ equity	288,721	248,546

Total liabilities and stockholders’ equity	$373,582	$305,683

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures that the Securities and Exchange Commission defines as “non-GAAP financial measures.” Management believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results because the adjustments eliminate the impact of the following two items which do not directly link to the Company’s ongoing performance: (i) stock-based compensation and (ii) expenses associated with the amortization of acquisition-related intangibles. The Company also believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions. The Company also incurs significant non-cash charges for depreciation that may not be indicative of our ability to generate cash flow. The Company believes that providing the measure of adjusted EBITDA will help investors better understand the Company’s underlying financial performance and ability to generate cash flows from operations. Adjusted EBITDA does not represent cash flows from operations as defined by GAAP. The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the quarter ended September 30, 2011, September 30, 2010 and June 30, 2011:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended September 30,		Three Months Ended June 30,
	2011	2010	2011
Net income (GAAP)	$8,391	$7,804	$8,475
add: Income tax provision and Other income	3,269	(821)	933

Income from continuing operations (GAAP)	$11,660	$6,983	$9,408
add: Stock-based compensation expense (a)	2,160	2,121	2,879
add: Amortization of acquisition-related intangibles (b)	1,395	688	913

Adjusted operating income (Non-GAAP)	$15,215	$9,792	$13,200

Adjusted operating income margin %	15.2%	14.5%	15.5%
add: Depreciation	5,048	3,530	4,197

Adjusted EBITDA (Non-GAAP)	$20,263	$13,322	$17,397

Adjusted EBITDA margin %	20.3%	19.7%	20.5%

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three Months Ended September 30,		Three Months Ended June 30,
	2011	2010	2011
Net income (GAAP)	$8,391	$7,804	$8,475
add: Stock-based compensation expense (a)	2,160	2,121	2,879
add: Amortization of acquisition-related intangibles (b)	1,395	688	913
subtract: Tax impact on stock-based compensation expense	(846)	(639)	(1,125)
subtract: Tax impact on amortization of acquisition-related intangibles	(186)	(364)	(206)

Adjusted net income	$10,914	$9,610	$10,936

Adjusted diluted earnings per share	0.35	0.32	0.35

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.